Rule 497(e)
                                               File Nos. 33-34841 and 811-6011



                              The Montgomery Funds

                        Supplement dated May 17, 2002 to
                        Prospectus dated October 31, 2001

For Shareholders in the Montgomery California Tax-Free Money Fund, the Montgomery Federal Tax-Free Money Fund and the Montgomery California Tax-Free Intermediate Bond Fund only:

Effective immediately, the Class R shares of the Montgomery California Tax-Free Money Fund, the Montgomery Federal Tax-Free Money Fund and the Montgomery California Tax-Free Intermediate Bond Fund will be closed to new investors. These three Funds will close in June 2002 and their assets will be returned to shareholders unless they should choose to exchange their shares into another Montgomery Fund.